Exhibit 10-32

AMENDMENT NO. 3

to

NEW YORK STATE ELECTRIC & GAS CORPORATION

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

EFFECTIVE

AS OF AUGUST 1, 2001

          The New York State Electric & Gas Corporation Supplemental Executive Retirement Plan, (the "Plan") amended and restated effective August 1, 2001, as heretofore amended, is hereby further amended as follows:

1.        Effective January 1, 2002, the Plan is hereby amended to delete clause (i) of the third paragraph of Section 5(A) and replace it with the following: "(i) the Base Basic Annual Benefit (as such term is defined in the Retirement Benefit Plan for Employees of New York State Electric & Gas Corporation amended and restated as of May 1, 1998 and as amended through Amendment 7, as such may be amended from time to time, hereinafter referred to as the "NYSEG Pension Plan") including any applicable early retirement reductions to which the Key Person is entitled to from the NYSEG Pension Plan (or the retirement benefit under any other defined benefit pension plan adopted or sponsored by the EEC Group in which the Key Person participates), payable at age 60 (or actual age, if greater) in the normal form of payment under the plan, as if the participant is not married."

          IN WITNESS WHEREOF OF THE ADOPTION OF THIS AMENDMENT No. 3, New York State Electric & Gas Corporation has set its hand and seal to this Amendment No. 3 on June 14, 2002.

NEW YORK STATE ELECTRIC & GAS
CORPORATION

By:   /s/Sherwood J. Rafferty
            Sherwood J. Rafferty
            Senior Vice President and
            Chief Financial Officer

Attest:   /s/Elaine DuBrava
                  Elaine DuBrava
                  Secretary

STATE OF NEW YORK         )
                                                  ) SS.:
COUNTY OF TOMPKINS     )

          On this   14th   day of    June   , in the year of 2002, before me, the undersigned, personally appeared SHERWOOD J. RAFFERTY, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

  /s/Darlene E. Beach
          Notary Public